UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) February 14, 2006
                                                     (February 8, 2006)
                                                     --------------------------

                                 PROTALEX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-28385                                     91-2003490
--------------------------------------------------------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)


    145 Union Square Drive, New Hope, PA                         18938
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                    (Zip Code)

                                  215-862-9720
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On February 8, 2006, Protalex, Inc. ("Protalex") entered into a service contract (the "Agreement") with AAIPharma Inc. ("AAI").

      Pursuant to the terms of the Agreement, AAI will perform certain formulation, development and manufacture of one lyophilized batch of PRTX-100 based on the results of a proposed formulation development study. Protalex estimates the costs and expenses associated with the Agreement will be approximately $620,000, subject to increase if additional work or change orders are required.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Protalex, Inc.
                                --------------
                                (Registrant)


Date: 2/14/2006                 /s/ Marc L. Rose
      ---------                 ----------------------------------------------
                                By: Marc L. Rose
                                Title: Vice President of Finance,
                                       Chief Financial Officer, Treasurer and
                                       Corporate Secretary